Exhibit 10.4



                    This Lease, dated the 20th day of November, 1995.

Parties Between Barlich Realty, Inc., 58 Warner Lane, Syosset, New York 11791, hereinafter referred to as the Landlord, and Medical Sterilization, Inc., 225 Underhill Boulevard, Syosset, New York 11791, hereinafter referred to as the Tenant.

                    WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Town of Oyster Bay, County of Nassau and State of New York.

Premises Building known as 225 Underhill Boulevard, Syosset, New York and the property on which it is situated.

Term The term of this demise shall be for 5 years beginning March 1, 1996 and ending February 28, 2001.

Rent                The rent for the demised term shall be
                    $2,376,000.00 ($ ), which shall accrue at a yearly rate $456,000.00 for each of the first three years; and $504,000.00 for each of the last two years of the term.

                    The said rent is to be payable monthly in advance on the first day of each c calendar month for the term hereof, in installments as follows:

Payment of          $38,000.00 per month for the first three years;
Rent                $42,000.00 per month for the last two years at the office of
                    Barlich Realty, Inc. or as may be otherwise directed by the Landlord in writing.

                    THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS

Peaceful            First. - The landlord covenants that the Tenant, on paying
Possession          the said rental and performing the covenants and conditions to this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Purpose                  Second. - The Tenant covenants and agrees to use the
                    demised premises for a sterilization and radiation processing facility, light manufacturing, warehouse, distribution and related facility; offices and any legally permitted use, and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.


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                                       -2-

Default                  Third. - The Tenant shall, without any previous demand
in Payment          therefor, pay to the Landlord or its agent, the said rent at
of Rent             the times and in the manner above provided. In the event of the non-payment of said rent, or any instrument thereof, at the times and in the manner above provided, and if the same
Abandonment         shall remain in default for ten days after becoming due or
in payment          if the Tenant shall be dispossessed for non-payment of rent,
of Rent             or if the leased premises shall be deserted or vacated, the
                    Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by
                    force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such
Re-entry and        terms as shall be satisfactory to the Landlord, and all
Reletting           rights of the Tenant to repossess the premises under this
by Landlord         lease shall be forfeited. Such re-entry by the Landlord
                    shall not operate to release Landlord the Tenant from any
                    rent to be paid or covenants to be performed hereunder
                    during the full term of this lease. For the purposes of
                    reletting, the Landlord shall be authorized to make such
Tenant              repairs or alterations in or on the leased premises as may
Liable for          be necessary to put the premises in good order and
Deficiency          condition. The Tenant shall be liable to the landlord for
                    the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to nullify the monthly or term
Lien of             rent provided in this lease, the Landlord, at its option,
Landlord            may require the Tenant to pay such deficiency month by
to Secure           month, or may hold the Tenant in advance for the reletting deficiency to be realized during the term of the reletting.
                    The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, In addition to any statutory lien or right to
                    distraint that may exist, on all personal property of the
                    Tenant in or upon the demised premises, to secure payment of the rest and performance of the covenants and conditions of
Performance         this lease. The Landlord shall have the right, as agent of
Attorney's          the Tenant to take possession of any furniture, fixtures or
Fees                other personal property of the Tenant found in or about the premises and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy, sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred, by the Landlord in enforcing any of the obligations under the same.


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                                       -3-


                    1)      Notice that rent has become due and is unpaid

Subletting
and
Assignment

Condition of             Fifth. - The Tenant has examined the demised premises,
Premises,           and accepts them in their present condition and without any
Repairs             representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The
                    Tenant shall keep the demised premises in good condition,
                    and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good
                    appearance. The Tenant shall quit and surrent the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not
                    make any alterations, additions, or improvements to said
                    premises without the prior written consent of the Landlord.
Alterations         * All erections, alterations, additions and improvements,
and                 whether temporary or permanent in character, which may be
Improvements        made upon the premises either by a landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as part thereof at the termination of this Lease, without
                    compensation to the Tenant. The Tenant further agrees to
Sidewalks           keep said premises and all parts thereof in a clean and
                    sanitary condition of which are on the Sidewalks ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and Ice. *Except landlord shall not unreasonably withhold consent. Further, Landlord's consent shall not be required for construction of interior partitions which do not affect bearing members.

Mechanics'
Liens                    Sixth. - In the event that any mechanics lien is held
                    against the premises or a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty day's notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent thereunder.

Glass                    Seventh.- The Tenant agrees to replace at the Tenant's
                    expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurance value in a copy satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.


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                                       -4-




Liability of
Landlord                 Eighth.- The Landlord shall not be responsible for the
                    loss of or damage to property, or injury to persons, occurring in or about this demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are in part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. the Tenant agrees to indemnity and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.


Right to
Inspect and
Exhibit                  Tenth.- The Landlord, or its agents, shall have the
                    right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alteration), or to exhibit the same to prospect purchasers and put upon the premises a suitable "For Sale" sign. For 1 year prior to the expiration of the demised term, the landlord, or its agents may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.


Damage by                Eleventh.- In the event of the destruction's of the
Fire,               demised premises or the building containing the said
Explosion           premises by fire, explosion, the elements or otherwise
the Elements        during the term hereby granted, or previous thereto, or such
or Otherwise        partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy; or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may rent and re-posses the premises thus discharged from this lease and may remove all parties threrefrom.
                    Should the demised premises be rendered untenantable and unfit for occupancy; but yet be repairable within 180 days from the happening of said injury, the Tenant may repair the same with reasonable speed. But if the Premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Tenant may repair the same with reasonable promptness and the Tenant shall immediately notify the Landlord in case of fire or other damage to the premises. In the event Landlord receives insurance proceeds to cover rent loss, the Tenant's obligation hereunder shall be



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                                       -5-


                    reduced by the amount of such insurance recovery. Nothing herein shall require Landlord to carry any such insurance.

Observation              Twelfth.- The Tenant agrees to observe and comply with
of Laws,            all laws, ordinances, rules and regulations of the Federal,
Ordinances,         State, County and Municipal authorities applicable to the
Rules and           business to be conducted by the Tenant in the demised
Regulations         premises. The Tenant agrees not to do or permit anything to be done in sold premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of the other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon such improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or any act or omission on the part of the Tenant, the Tenant agrees to pay such increase in insurance premiums on the improvements or contents thereto as additional rent.

Signs                    Thirteenth.- No sign, advertisement or notice shall be
                    affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

                         Fourteenth.- This lease is subject and is hereby
                    subordinated to all present Subordination mortgages, deeds of trust and other encumbrances affecting the demised premises to Mortgages or the property of which said premises are a part. The Tenant agrees to execute, and Deeds of at no expense to the Landlord, any instrument which may be required, necessary Regulations or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.


                         Sixteenth.- Reasonable rules and regulations which
                    shall be made by the landlord, shall be observed by the Tenant and by the Tenant's employees, agent and customers. The Landlord reserves the right to record and presently exiting rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the reservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

                           **SEE RIDER PARAGRAPH 37**

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                                       -6-



                         Eighteenth.- All notices and demands, legal or
                    otherwise, included in this lease, or the occupation of the demised premises, shall be in writing, if the Landlord or its agent desires to serve upon the Tenant any notice or
Notices demand it shall be sufficient to send a copy thereof by certified mail addressed to the Tenant at the demised premises or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door of said premises. Notices from the Tenant to the Landlord shall be sent by certified mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

                         Nineteenth.- It is further agreed that if at any time
                    during the terms of this lease, (1) the Tenant shall make
                    any assignment for the benefit of creditors, or be decreed
Bankruptcy,         insolvent or bankrupt according to law, or if a receiver
Insolvency,         shall be appointment for the Tenant *then the Landlord may,
Assignment          at its option, terminate this lease, exercise of such option
for Benefit         to be evidenced by notice to that effect served upon the
of Creditors        the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the park of the Tenant, or the Tenant's legal representatives. *and (2) such assignment, insolvency, bankruptcy or receivership shall not be terminated within 30 days of the date thereof.

                         Twenty-first.- If a substantial portion of the property
                    or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any
Eminent             power of eminent domain or condemnation, this lease, at the
Domain,             option of the Landlord, shall forthwith terminate and the
Condemnation        Tenant shall have no claim or interest in or to any award of damages for such taking.

Security                 Twenty-second.- The Tenant has this day deposited *by
                    transfer of security under former lease with the Landlord the sum of $83,945 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant within 30 days after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vender for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without written consent of the Landlord. No interest shall be payable on the security deposit. (1) within 30 days.

Delivery of              Twenty-fourth.- No rights are to be conferred upon the
Lease Tenant until this lease has been signed by the Landlord and an executed copy of the lease has been delivered to the Tenant.

Lease                    Twenty-fifth.- The foregoing rights and remedies are
Provisions          not intended to be exclusive but as additional to all rights
Not                 and remedies the Landlord would otherwise have by law.
Exclusive

                         Twenty-sixth.- All of the terms, covenants and
                    conditions of this lease shall inure to the benefit of and
Lease               be binding upon the respective heirs, executors,
Binding             administrators, successors and assigns of the parties
on Heirs,           hereto. However, in the event of the death of the Tenant, if
Successors,         an individual, the Landlord may, at its options, terminate
Etc.                this lease by notifying the executor or administrator of the
                    Tenant at the demised premises.


                         Twenty-seventh.- This lease and the obligation of
                    Tenant to pay rent hereunder and perform all of the other covenants, and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because of any claim that Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or unable to make, or is delayed in making any repairs, additions, alternations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or the connection with any rule, order or regulation of any department or subdivisions thereof of any governmental agency or be reason of the conditions of supply and demand which have been or are affected by the war. As noted in rider, Landlord has no obligation to supply services or make any repairs whether structural or otherwise.


                         Twenty-eighth.- This instrument may not be changed
                    orally.



                    ***FOR ADDITIONAL PROVISIONS SEE RIDER***





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                                       -8-



               RIDER TO LEASE DATED ____________, 1995 BETWEEN
             MEDICAL STERILIZATION, INC. AND BARLICH REALTY, INC.


      1.    TENANT'S RESPONSIBILITIES:

            A. Nothing to the contrary herein prevailing, the Tenant shall be responsible for the functional integrity of the bearing members. All matters of maintenance and management shall be the sole and exclusive responsibility of Tenant. Tenant hereby covenants that it will make all reasonably necessary repairs in a timely and effective manner, and should a defect in maintenance or management of the demised premises not be remedied in a timely and effective manner, the Landlord is hereby authorized to, without notice to Tenant, enter upon the demised premises and make, on behalf of Tenant, the necessary repairs. Any cost attendant upon such repairs shall be deemed additional rent to be paid on the first day of the month next succeeding completion of the repairs. Landlord (and its representative) shall be entitled to unlimited access to the premises for purpose of inspection of all repairs and maintenance by Tenant and to determine the need for same.

            B. Tenant's responsibility for maintenance and management shall be for all matters including, but not be limited to:

                  a) heat

                  b) ventilation

                  c) air conditioning

                  d) plumbing

                  e) parking

                  f) landscaping

                  g) insurance

                  h) snow removal

                  i) water


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                                       -9-


                  j) parking lot and driveways

                  k) structural, including roof, repairs

                  1) all taxes applicable to the ownership and occupation of the demised premises

      C. Tenant will maintain the sidewalks in front of the demised premises by sweeping same and keeping the same clear of snow and provide whatever janitorial services may be necessary to keep the exterior walks clean. Further, the Tenant agrees that it is solely responsible for the removal of garbage and debris which may accumulate and that all garbage shall be bound neatly and firmly in suitable containers and thereafter shall be placed in a metal container of the type supplied by carting companies for the purpose of accumulating garbage, (for example, a "dumpster"). Further, it shall be Tenant's responsibility to pay for and enforce prompt and regular removal of its garbage and debris and that the area or areas surrounding the storage of garbage and debris subject to collection shall be made clear of refuse upon the ground and shall be maintained daily by the Tenant to insure against collection or accumulation thereof. In the event of the failure of the Tenant to generally comply with this regulation or any part thereof, in the sole discretion of the Landlord, the Landlord may engage (at Tenant's expense) whatever services may be necessary to maintain the premises in a suitable degree of cleanliness and freedom from debris.

      2. SECURITY: It is intended that security shall equal two months rent and any increase in annual rent provided for herein shall require an increase in security so that security shall at all times equal two months of rent. The security shall be for the sole and exclusive use of the Landlord and no accountability for principal or interest accumulated or earned thereon shall be required of Landlord by Tenant.


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                                      -10-


      3. NO SUBLEASE OR ASSIGNMENT ALLOWED: Tenant shall not be permitted to sublease or assign any or all of the demised premises without the advance written approval of Landlord, which approval Landlord shall not reasonably withhold.

            Notwithstanding the above, Landlord's consent shall not be required for Tenant's subleasing or assigning up to 50% of the improvements on the demised premises, provided the proposed assignee(s)/sublessee(s) meets Landlord's reasonable imposed standards of financial responsibility. Notwithstanding any assignment or sublease Tenant hereunder shall remain primarily liable to Landlord for all Tenant's obligations under this Lease, including for the payment of rent.

      4. DELIVERY IN "AS IS" CONDITION: Landlord delivers to Tenant the demised premises in "as is" condition and makes no warranties that any or all parts thereof will be in good working order as of the day of the commencement of this lease.

      5.    INSURANCE:

            A. Tenant shall insure the demised premises and the improvements thereon as follows:

                  a) against the risk of fire or other casualty in the amount of $5,000,000;

                  b) against the risk of public liability in the amount of
                     $5,000,000 for any one claim and $10,000,000 for any number of claims arising from a single event.

                  c) Landlord and its shareholders, officers and directors
                     and any mortgagee shall be named insureds in all policies.

            B. Tenant shall provide at Tenant's sole cost and expense insurance insuring Landlord against any loss of rental during the term of this lease by reason of casualty loss.


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                                      -11-


            C. The policies shall name Landlord, any person, firms or corporations designated by Landlord, and Tenant as insured, and shall contain clauses that the insurer will not cancel or change the insurances without first giving the Landlord ten (10) days prior written notice. The insurances shall be with insurance companies approved by Landlord and a copy of the policies or certificates of insurance shall be delivered to Landlord. Upon a failure, after demand, of the Tenant to obtain the insurance policies described hereinabove, the Landlord is hereby authorized to obtain same in the limits set forth hereinabove on behalf of the Tenant and the premiums for such policies shall be due and payable with the installment of rent next due.

      6. FIXTURES: For the purposes of paragraph FIFTH hereof "movable trade fixtures" shall be defined as: trade or other fixtures or equipment of Tenant detachable from the realty by removal of screws, bolts or nails or the severing of any wires by which such fixtures have been affixed to the floors, walls or ceiling. Tenant shall at its own cost and expense, however, repair all damage to the demised premises caused by the installation or removal of its trade or other fixtures in default of which such repairs may be made by the Landlord at Tenant's expense.

      7. INCREASED LOAD CAPACITY: If any use granted by this lease to the Tenant shall result in a floor load in excess of the load capacity presently in existence, Tenant is hereby granted the authority to increase the load capacity in any manner permitted by law and subject to the same conditions imposed upon Tenant herein for renovation of the demised premises except that Tenant shall not be required to restore the property to it's former load capacity.

      8.    OMITTED.

      9.    ASSIGNMENT TO PARENT CORPORATION PERMITTED:


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                                      -12-


            A. Tenant shall have the right to assign this lease to a corporation which owns 51% percent of the stock of Tenant or to corporation in which Tenant owns 50% percent of the stock provided (a) no assignment shall be a release of Tenant and Tenant shall remain liable and responsible in all cases,
(b) that the assignee delivers to Landlord a duly executed assumption agreement assuming and agreeing to all the terms and obligations of the lease in form satisfactory to Landlord, and (c) that Tenant is not then in default of its lease agreement.

            B. A subsequent reduction in either (a) Assignee's stock ownership of Tenant to less than 51% percent or (b) Tenant's stock ownership of Assignee to less than 50% percent shall, at Landlord's sole option, be deemed a reassignment to Tenant. In the event of reassignment Assignee shall nevertheless remain liable and responsible to Landlord for all of Tenant's and Assignee's obligations under this lease as if reassignment to Tenant had not occurred.

            C. Landlord may exercise its option under paragraph B above at anytime; and no acceptance of rent or other action by Landlord shall constitute a waiver of Landlord's rights to exercise its option, whether such acceptance of rent or action occurs before or after Landlord acquires knowledge of its right to exercise such option.

      10. NO BROKER: Tenant hereby states that Tenant has not dealt with any broker in connection with this lease.

      11.   IMPOSITIONS:

            A. Tenant shall pay (except as hereinafter provided), before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, all taxes, assessments, water and sewer rents, rates and charges, charges for public utilities, levies and all other license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever, which at any time prior to or during the term of this lease may be assessed, levied, confirmed, imposed upon, or become due and payable out of or in respect of, or become a lien on, the leased premises or any part thereof or any appurtenance thereto, the rent payable hereunder, any use or occupation of the leased premises (all collectively hereinafter referred to as "Impositions," and each of the above being hereinafter referred to as an "Imposition").

            B. If by law any Imposition may at the option of the payor be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments as they become due and before any fine, penalty, further interest or cost may be added thereto. Upon termination of this lease, Tenant shall forthwith prepay any installments which fall due after termination.

            C. Any Imposition (other than Impositions which have been converted into installment payments by Tenant as referred to in subdivision B above) relating to a fiscal period of the taxing authority, a part of which period is included within the term of this lease and a part of which is included in a period of time before or after the expiration of the term of this lease, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the leased premises, or shall become payable, during the term of this lease) be adjusted between Landlord and Tenant as of the commencement or expiration of the term of this lease, so that Tenant shall pay that portion of such Imposition which that part of such fiscal period included in the period of time after the commencement and before the expiration of the term of this lease bears to such fiscal period, and Landlord shall pay the remainder thereof; the above provided, however, that the term of this lease shall not have been shortened due to Tenant's default in the performance of any of the Tenant's covenants, agreements and undertakings in this lease provided. If Tenant is in default and as a result the term of this expires prior to its expiration date absent such default, then there shall be no such apportionment, in which case Tenant shall pay the Imposition for the entire remaining term of this lease. However, if the premises be relet Tenant's obligations for Impositions shall be apportioned only through the commencement date of the new lease.

            D. Nothing to the contrary herein contained shall require Tenant to pay any municipal, state or federal income taxes assessed against Landlord, or any municipal, state or federal capital levy, estate, succession, inheritance or transfer taxes of Landlord, or any corporation franchise taxes imposed upon any corporate owner of the fee of the leased premises; provided, however, that if at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so as to cause the whole or any part of the taxes, assessments, levies, impositions or charges now or hereafter levied, assessed or imposed on real estate and the improvements thereon, to be levied, assessed or imposed, wholly or partially as a capital levy, or otherwise, on the rents received therefrom, or if any tax, corporation franchise tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge, or any part thereof, shall be measured by or based in whole or in part, upon the value of the leased premises and shall be imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, to the extent that such Impositions would be payable if the leased Premises were the only property of Landlord subject to such Impositions, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions.

            E. Landlord shall promptly forward to Tenant all tax bills received relating to the leased premises. Tenant will furnish to Landlord, within ten
(10) days after the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority, or other evidence satisfactory to Landlord, evidencing the payment thereof. However, failure to furnish same shall not be deemed a default unless Tenant fails to comply with this requirement within 15 days after written request by Landlord.

            F. Tenant shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith but only after payment of such Imposition, unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event Tenant may postpone or defer payment of such Imposition if

                  (1) neither the leased premises nor any part thereof would by reason of such postponement or deferment be in danger of being forfeited or lost, and

                  (2) Tenant shall have deposited with Landlord the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that might be assessed against or become a charge on the leased premises or any part thereof in and/or during the course of such proceedings, and

                  (3) Landlord shall not be in danger of being subjected to criminal liability or penalty by reason of such postponement.

            G. Upon the termination of any such proceedings (which shall include any appeals from and petitions for review of any orders, decrees or judgments deemed by Tenant to be adverse or unfavorable, Tenant shall pay the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith, and, upon such payment, Landlord shall return, without interest, any amount deposited with it with respect to such Imposition as aforesaid, or, at the written request of Tenant, Landlord shall make available to Tenant, upon such reasonable conditions as Landlord may prescribe, the amount of such deposit for the making of such payment as aforesaid. If, at any time during the continuance of such proceedings, Landlord shall reasonably deem the amount deposited as aforesaid insufficient, Tenant shall, upon demand, make an additional deposit of such sum as Landlord reasonably may request, and upon failure of Tenant so to do, the amount previously deposited may be applied by Landlord (unless such application would prejudice or otherwise adversely affect Tenant's rights in such proceedings, including any rights to appeal or to seek petitions for the review of any adverse order, decree or judgment issued in such proceedings) to the payment, removal and discharge of such Imposition, and the interest and penalties in connection therewith and any costs, fees or other liability accruing in any such proceedings, and the balance, if any, shall be returned to Tenant.

            H. Tenant, at Tenant's sole cost and expense, shall have a right to seek a reduction in the valuation of the leased premises as assessed for tax purposes and to prosecute any action or proceeding which may be appropriate for seeking or obtaining such reduction. To the extent to which any tax refund payable as a result of any proceeding which Tenant may institute, or payable by reason of compromise or settlement of any such proceeding, may be based upon, a payment made by Tenant and shall not relate to a period as to which apportionment thereof has been made with Landlord, Tenant shall be authorized to collect the same, subject to Tenant's obligation to reimburse Landlord forthwith for any expenses and fees incurred by Landlord in connection therewith. Landlord may (but shall not be obligated to) at its own expense, if it shall so desire, endeavor at any time or times to obtain a reduction of the assessed valuation upon the leased premises or any part thereof for the purpose of reducing taxes thereon, and, in such event, Tenant will cooperate in effecting such a reduction.

            I. Landlord shall not be required to join in any proceedings referred to in paragraphs F or H hereof unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord or any owner of the leased premises, in which event Landlord shall join in such proceedings or permit the same to be brought in its name, in which event Tenant shall reimburse Landlord for its costs (including attorney's fees) incurred in connection with any such proceeding. Landlord shall not ultimately be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant will indemnify and save harmless Landlord from any such costs and expenses. Except as otherwise provided in this lease, Tenant shall be entitled to any refund of any Imposition and penalties or interest thereon received by Landlord which have been paid by Tenant, or which have been paid by Landlord but previously reimbursed in full by Tenant.

            J. The certificate, advice, or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition, certifying nonpayment of such Imposition, shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

            K. Landlord appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this lease to persons or entities other than Landlord. In case any person or entity to whom any sum is directly payable by Tenant under any of the provisions of this lease shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord who shall thereupon pay such sum to such person or entity.

      12. ADDITIONAL RENT: In addition to the base rent, the Tenant shall pay as additional rent all other sums of money or charges required to be paid by Tenant under this Lease whether or not the same be designated "additional rent." If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount or money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Landlord.

      13. INDEMNIFICATION AND WAIVER OF SUBROGATION: Tenant will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises or any part thereof. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation.

            Tenant hereby waives any and all claims of damage or loss against the Landlord. Tenant shall obtain in all insurance policies insuring the Tenant for any loss, injury or damages whatsoever, a waiver of subrogation against the Landlord, its agents and employees.

      14. LEGAL EXPENSES: In the event that the Landlord shall have to bring any action or proceeding against Tenant for the recovery of money damages or for possession of the Premises by reason of nonpayment of rent, additional rent or other sum by Tenant, or by reason of non-performance by Tenant of the terms and conditions of the Lease herein or by reason of a breach of the Lease herein by Tenant, and the Landlord shall incur costs and expenses by reason thereof, such reasonable charges, including legal fees, shall be due and payable from the Tenant as additional rent, and shall become immediately due and payable upon the incurment of same.

      15. NONLIABILITY OF LANDLORD: Landlord or its agents shall not in any event whatsoever be liable for any injury or damage to any person or property happening on or about the demised premises, or for any injury or damage to the demised premises, or to any property of Tenant or to any property of any other person, firm, association, or corporation on or about the demised premises from whatever cause whatsoever including, but not limited to, fire, theft, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof. Tenant shall give immediate notice to Landlord in case of fire or accidents in the demised premises or of defects therein or in any fixtures or equipment. If the Tenant shall fail to keep in force and effect the insurance hereinabove set forth, then the Tenant shall indemnify and save harmless the Landlord from and against any and all suits, claims, demands of every kind and nature, including reasonable counsel fees by or on behalf of any person, firm, association or corporation arising out of or based upon any accident, injury or damage, however occurring, which shall or may happen on or about the demised premises, or in or about the vaults, streets, sidewalks or curbs in front of or adjacent thereto, and from and against any matter or thing growing out of the condition, maintenance, repair, alteration, use, occupation, or operation of the demised premises or of the vaults, streets, sidewalks or curbs in front of or adjacent thereto.

      16. REPOSSESSION: On the last day of the term hereof or on the earlier termination thereof, Tenant shall peaceably and quietly leave, surrender and deliver up to Landlord the demised premises broom-clean, together with the building or any new building and all alterations, changes, additions and improvements which may have been made upon the premises (except movable furniture or movable trade fixtures put in at the expense of Tenant) in good repair and good order and safe condition except for reasonable wear and tear. Tenant, on or before said date shall remove all of Tenant's personal property from the demised premises and all property not so removed shall be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant and without obligation to account therefor, but at Tenant's cost. Tenant's obligations under this paragraph shall be deemed to survive the expiration or other termination of this Lease.

      17. FIXTURES ATTACHED TO REALTY: Any and all improvements in the property and any and all structures or fixtures, except movable trade fixtures, not attached to the realty shall be deemed attached to the freehold and automatically become the property of Landlord upon installation unless Landlord shall elect otherwise, which election shall be made by giving a notice not more than sixty (60) days after the expiration or other termination of this Lease.

      18. NO ABATEMENT OR RENT: No diminution or abatement of rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive any "services" from the Landlord. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements, or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood and agreed that rent shall, in any event, commence to run at such date so above fixed.

      19.   VALIDITY OF LEASE NOTWITHSTANDING UNENFORCEABILITY OF LEASE
PROVISION: The invalidity or unenforceability of any portion of the within Lease Agreement shall in no way affect the validity or enforceability of any other provision hereof.

      20. NO ORAL AGREEMENTS: There are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous representations, negotiations, arrangements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and they shall not be used to interpret or construe this Lease.

      21. UTILITIES: The parties agree that the Tenant shall bear the entire cost and expense of providing all utilities and services in or for the demised premises, including (but not limited to) the following: Fuel for heat, fuel for hot water in the event Tenant shall provide facilities for hot water, water, janitor service, garbage removal, gas, electricity, air-conditioning, the cleaning and/or repair of any septic tank or cesspool exclusively appurtenant to the demised premises, including the pipes connecting same and/or sewer lines, snow removal, and sewer hookup.

            Tenant will keep the demised premises heated during the heating season of each year during the term hereof and will protect the pipes from freezing. Throughout the term of this Lease, Tenant shall maintain at its sole cost and expense and keep in full force and effect for the benefit of Landlord, with a company doing business in Nassau County, deemed responsible by the Landlord, a service, repair and maintenance contract with respect to the heating, ventilating and air-conditioning systems of the Premises. A copy of such contract shall be delivered to Landlord together with a copy of the paid bill.

      22. RIDER SUPERSEDES PRINTED PORTION OF LEASE: If in this Lease there is any conflict between the provisions of any of the printed portions of this Lease and this Rider, the provisions of this Rider shall be deemed to supersede the printed provisions.

      23. LOCAL LAW: Any reference in the printed portions of this Lease to the City of New York, and the Administrative Code of the City of New York, are deemed deleted, and where applicable the Town of Oyster Bay, and the County of Nassau and other local governmental authorities and their ordinances shall be substituted in lieu thereof.

      24. SUMS DUE LANDLORD: In any case in which the Rent, additional rent or other sum due is not paid within 10 days of the day when same is due, Tenant shall pay a late charge equal to 5 percent of the amount so due. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of rent to Landlord by Tenant. Tenant further agrees that the late charge assessed pursuant to this Lease is not interest.

      25. UTILITY EASEMENTS: This Lease is subject and subordinate to any utility, gas, water and electric, light or telephone line easements affecting the demised premises (a) now existing or (b) which may hereafter be given and which shall not affect the use and enjoyment of the premises. Landlord shall have the right to run services and utilities through Tenant's premises if required.

      26. SIGNS: Landlord consents to Tenant's present signage. In the future Tenant shall erect only dignified signs from the exterior to the demised premises which in addition to complying with all laws, rules and regulations of any governing authority having jurisdiction thereof, shall be subject to the prior written approval of Landlord as to size, content, place and manner of erection, which consent shall not be unreasonably withheld.

      27. LIMIT OF LIABILITY: In the event any clause in this Lease is deemed null and void, or in the event any clause in this Lease may impart a liability or obligation on the part of Landlord, then it is understood between the parties to this Lease Agreement that the dollar amount of Landlord's liability herein shall be limited to the extent of Landlord's interest in the property being rented herein reduced by the amount of any mortgage then an encumbrance on the premises.

      28. EXCUSE OF LANDLORD'S PERFORMANCE: Anything in this agreement to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of the Landlord, the Landlord shall not be deemed in default with respect to the performances of any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing through Act of God or other cause beyond the control of the Landlord.

      29. PERMITS: Tenant at its own cost and expense shall procure all necessary certificates, permits, orders or licenses which may be required for the conduct of its business by any governmental statute, regulation, ordinance or agency and insure that all requirements relating to the uses of the demised premises by the Tenant shall be complied with by the Tenant at its own cost and expense.

      30. DEFINITION OF LANDLORD: As used in this Lease, the term "Landlord" shall mean only the owner or the mortgagee in possession for the time being of the building in which the demised premises are located so that in the event of any sale of said building or an assignment of this lease or any underlying lease or a demise of both said building and land, Landlord shall be and hereby is entirely released and discharged from any and all further liability and obligations of Landlord hereunder, except any that may have theretofore accrued.

            Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration of this Lease by Landlord, that there shall be absolutely no personal liability on the part of Landlord, its successors, assigns or any mortgagee in possession (for the purposes of this paragraph collectively referred to as "Landlord"), with respect to any of the terms, covenants and conditions of this Lease, and that Tenant shall look solely to the equity of Landlord in the demised premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation or liability to be absolute and without exceptions whatsoever.

            Any sale of the subject premises shall be subject to this Lease.

      31. TENANT'S CERTIFICATE: Tenant shall, without charge at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledge and delivered, to any mortgagee, assignee of any mortgagee, purchaser, or any other person, firm or corporation specified by Landlord:

            (a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

            (b) whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and

            (c) the dates, if any, to which the rental and other charges hereunder have been paid in advance and/or to which Landlord may have consented, released or relieved Tenant from Tenant's obligations fully to perform all of the terms, covenants and conditions of the Lease on Tenant's part to be performed.

      32. HOLDING OVER: If the Tenant retains possession of the demised premises or any part thereof after the termination of the term by lapse of time or otherwise, without prior written approval of Landlord, the Tenant shall pay the Landlord rent at double the monthly rental otherwise applicable as set forth on the first page of this lease for the time the Tenant thus remains in possession, and in addition thereto, shall pay the Landlord all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the demised premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute an extension of this Lease on a month-to-month basis at double the monthly rental otherwise applicable as set forth on the first page of this lease. The provisions of this section do not exclude the Landlord's right of re-entry or any other right hereunder.

      33. MECHANICS' LIENS: If, because of any act or omission of Tenant or anyone claiming through or under Tenant, any mechanics' or other lien or order for the payment of money shall be filed against the demised premises or the building, or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant's own cost and expense, cause the same to be canceled and discharged of record within thirty (30) days after the date of entry or filing thereof, and shall also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

      34.   RIGHTS RESERVED BY LANDLORD:

            A. Landlord reserves the right to enter the demised premises at all reasonable times (1) for the making of inspections as Landlord may deem necessary or desirable, (2) to exhibit the premises to prospective purchasers or lessees of the building and/or land which same is situated, and (3) for any purpose whatsoever relating thereto or to the safety, protection or preservation of the demised premises or of the building or of Landlord's interest.

            B. If during the last six (6) months of the term or of a renewal term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate, and redecorate the premises without reduction or abatement of rent or incurring any liability to Tenant for compensation.

            C. Landlord may exercise any or all of the foregoing rights hereby reserved to Landlord without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Tenant's use or possession and without being liable in any manner toward Tenant and without limitation or abatement of rent or other compensation, and such acts shall have no effect on this Lease.

      35. SPRINKLERS: If there now is or shall be installed in the building a "sprinkler system" and such system or any of its appliances shall be damaged, injured or not in proper working order, Tenant shall forthwith restore the same to good working condition at its own expense. If the Board of Fire Underwriters or any bureau, department or official of the state or city government having jurisdiction shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions or trade fixtures or other contents of the demised, premises, or for any other reason, then all such changes, modifications, alterations, additional sprinkler heads or other equipment as are required or recommended and/or are reasonably necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Board, or by any Fire Insurance Company, shall be promptly made or installed at Tenant's expense.

      36. INTEREST: Any payment required to be made by Tenant pursuant to this Lease including all payments of rent, additional rent or other charges, not made by Tenant within 10 days of its due date shall thereupon be deemed to be due and payable by Tenant to Landlord on demand with interest thereon from the date when the particular amount becomes due to the date of payment thereof to Landlord at the rate of ten (10%) percent per annum.

      37. VIOLATIONS OF COVENANTS: If (a) Tenant violates any of the covenants, agreements and conditions of this lease or any of the rules and regulations now or hereafter reasonably established by the Landlord and (b) Tenant fails within 10 days of the mailing of notice of such violation to the Tenant to either (1) discontinue such violation or (2) if said violation is of a nature that cannot be completely cured or remedied within said ten day period, and if Tenant shall not have diligently commenced during such ten day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such violation; then this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such reentry; and the Tenant shall be liable for all loss or damage resulting from such violation and breach of this Lease. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

      38. RECOVERY, IF ANY, UNDER LANDLORD'S INSURANCE: Landlord shall not be required to maintain any insurance concerning the premises. However, (1) if for its own reasons Landlord maintains insurance, (2) Tenant undertakes roof and/or structural repairs covered by Landlord's insurance, and (3) if as a result of the Landlord maintaining insurance monies are payable for roof and/or structural repairs, then the amount of any such proceeds attributable to roof and/or structural repairs shall be made available by the Landlord to the Tenant for Tenant's use in effectuating such repairs.

                                    BARLICH REALTY, INC.


                                    By: _________________________________
                                          Herbert B. Ehrlich, President

                                    MEDICAL STERILIZATION, INC.


                                    By: ________________________________
                                          Michael Deignan, President
393LMM5962/1.199065-1